Exhibit 10.3

Contract No:

Loan Contract

(Applicable for Offline Execution of Online Revolving Working Capital Loans for Corporate Clients)

Borrower: YINGTAN TOPNEW MOTOR CO.,LTD

Lender: BANK OF BEIJING CO.,LTD, NANCHANG BRANCH

Execution Date: May 27, 2024

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Pursuant to laws and regulations including the Civil Code of the People’s Republic of China, the parties hereto, based on principles of equality, voluntariness, and consensus through consultation, enter into this Contract on the execution date stated on the cover page at the domicile of Bank of Beijing Co., Ltd. Nanchang Branch (hereinafter referred to as the “Lender” or “Bank of Beijing”), and undertake to abide by it in good faith.

Borrower: YINGTAN TOPNEW MOTOR CO.,LTD

Unified Social Credit Code:

Business License No.:

Legal Representative/Person in Charge:

Mailing Address:

Telephone:

Postal Code:

Fax:

Contact Person:

Position:

Tel No.:

Email:

Lender: BANK OF BEIJING CO.,LTD, NANCHANG BRANCH

Legal Representative/Person in Charge:

Mailing Address:

Tel No.:

Postal Code:

Fax:

Part I Table of Contract Terms

A. Associated Contract (if applicable):

This Contract is a specific business contract under the Comprehensive Credit Contract numbered                       entered into by and between the creditor, Bank of Beijing Co., Ltd. Nanchang Branch, and the debtor, Yingtan Topnew Motor Co., Ltd.

B. Loan Amount and Term

B.1 The loan currency under this Contract is Renminbi. The total amount is (in case of discrepancy between the amount in words and figures, the amount in words shall prevail, the same applies below):

(In words) Ten Million Yuan Only.

(In figures)

The amount of each individual loan shall be subject to the amount actually disbursed by Bank of Beijing.

B.2 The term of each loan under this Contract shall be from the drawdown date till May 27, 2025.

B.3 The final maturity date for the loan(s) is the expiry date of the loan term as stipulated in clause B.2 above.

C. Contract Interest Rate(Annual Interest Rate calculated on a simple interest basis) (mark √ in the ☐ to indicate applicability, mark × to indicate non-applicability, the same hereinafter):

C.1 If the If the loan is denominated in Renminbi, the interest rate under this Contract shall be:

☑(1) Fixed interest rate, i.e., the rate applicable is that of the day preceding the drawdown date:

  ☑ 1-year term

  ☒ Over 5-year term

  ☒ Other [X]

  (☑ PBOC LPR ☒ BOB LPR)

☑ Plus [55] basis points ☒ Minus [X] basis points

  This rate shall not be adjusted according to changes in the PBOC LPR or BOB LPR.

☒ (2) Floating interest rate, i.e., the rate applicable is that of the day preceding the drawdown date:

  ☒ 1-year term

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  ☒ Over 5-year term

  ☒ Other [X]

  (☒ PBOC LPR ☒ BOB LPR)

☒ Plus [X] basis points ☒ Minus [X] basis points

This rate shall float as stipulated in clause 2.4 of this Contract.

The frequency for the contract interest rate adjustment is:

  ☒ First day of each month

  ☒ Corresponding day each month

  ☒ First day of each quarter

  ☒ Corresponding day each quarter

  ☒ First day of each year

  ☒ Corresponding day each year

  ☒ Specific day each month (Specified date: Day [X] Month [X] Year [X])

  ☒ Specific day each quarter (Specified date: Day[X]Month[X]Year [X])

  ☒ Specific day every six months (Specified date: Day[X]Month[X]Year[X])

  ☒ Specific day each year (Specified date: Day[X]Month[X]Year[X])

  ☒ Immediate adjustment

C.2 If the loan is denominated in foreign currency, the interest rate shall be determined by adding a spread to the `HIBOR` (for HKD) or `LIBOR` (for other foreign currencies) rate for a term of [X]months (based on the rate prevailing two Business Days prior to the drawdown date). The spread added shall be no less than [X]basis points, and it shall float as stipulated in clause 2.4 of this Contract. Details shall be subject to the records in the loan voucher approved by Bank of Beijing.

D. Drawdown Period, Disbursement of Loan Funds, and Account Monitoring

D.1 The drawdown period is from the execution date of this Contract till May 26, 2025.

D.2 Under this Contract, the Borrower may choose to utilize the loan funds via direct payment or entrusted payment methods.

D.3 The loan funds shall be disbursed to the following account of the Borrower held with Bank of Beijing.

Account Number:                                                . (This account may be changed with the consent of Bank of Beijing, but the Borrower must select the changed account when initiating the drawdown application via the BOB Enterprise Banking App / BOB Corporate Online Banking).

Payments made by the Borrower using the loan funds shall be processed through this account, and the Borrower shall accept the inspection and supervision of Bank of Beijing.

D.4 The account opened by the Borrower at the Business Department of Bank of Beijing Co., Ltd. Nanchang Branch (name of opening bank), with account number                                                and account name Yingtan Topnew Motor Co.,Ltd, is designated as the fund recycling account of the Borrower (This account may be changed with the consent of Bank of Beijing). The Borrower shall periodically (i.e., at the end of each quarter) provide information such as the fund recycling status and transaction statements of this account to Bank of Beijing, and undertakes to cooperate with the inspection and supervision of Bank of Beijing.

D.5 For the aforementioned account(s), Bank of Beijing shall conduct inspection, supervision, and management in accordance with:

  ☑ The terms of this Contract;

  ☒ A separately signed account supervision agreement by both parties; and/or relevant stipulations herein.

E. Loan Purpose

Working capital turnover.

F. Principal Repayment Plan

The principal repayment plan for each loan under this Contract is: Repayment of principal in a lump sum at maturity.

G. Interest Payment Plan

All interest must be paid in full by the final maturity date. During the loan term, interest shall be paid in installments as follows:

☑ Pay interest on a fixed day each month (the 21st day of each month).

☒ Pay interest on a fixed day each quarter (the 21st day of the last month of each quarter).

☒ Other: X.

☒ (Only applicable for foreign currency loans) Pay interest once per period based on the number of months in the selected interest rate term as per clause C.2. The payment date is the day following the corresponding day in the final month of each period starting from the drawdown date (or the last day of the month if there’s no corresponding date).

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M. Guarantees (Other guarantees are specified in the special terms of the contract or guarantee documents, subject to the relevant guarantee documents):

☑ Guarantee. Name of Guarantor: Cai Keqiang.

☒ Pledge. Name of Pledgor: ___X____ .

☒ Mortgage. Name of Mortgagor: ____X___ .

U. Annexes (Loan vouchers and the following annexes form an integral part of this Contract):

______________X___________________ ..

W. Enforcement Notarization

☒ Enforcement notarization shall be obtained within X days from the execution date of this Contract.

☑ Enforcement notarization is not required for this Contract.

X. Special Agreements

In addition to complying with this Contract and its effective amendments and supplements, both parties shall also comply with the relevant service agreements, charters, policies of Bank of Beijing’s electronic channels, and any prompts, announcements, notices, and related business rules pertaining to this business that the Lender may issue time to time through these channels. The aforementioned agreements, charters, policies, and business rules apply to the rights and obligations relationship between the Borrower and the Lender under this Contract.

______________X__________________ ..

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Part II General Terms and Conditions

1. Definitions and Interpretations

1.1 In this Contract, unless otherwise expressly stated, the following terms shall have the definitions set forth below:

BOB Electronic Channel (or Electronic Channel): The electronic channels provided by Bank of Beijing to customers, through which customers can submit demand instructions to their account bank via the internet, thereby realizing business needs such as applying for drawdowns and inquiries. These currently usable electronic channels include the APP “Little Giant” developed by Bank of Beijing, Jinghang Enterprise Banking APP, and Bank of Beijing Corporate Online Banking.

This Contract: The whole constitued by the contract terms table, the basic contract terms, the electronic loan receipt generated on the Beijing Bank’s corporate online lending platform (which has been used to successfully disburse the loan), the contract annexes, and other documents that validly determine the rights and obligations of both parties under this contract in accordance with the law (including but not limited to supplementary agreements, letters of commitment, electronic data, etc.). If there is no different explanation, it only refers to the provisions in the contract terms table and the basic contract terms.

PBOC Loan Prime Rate (or PBOC LPR): The fundamental loan reference rate quoted by representative quoting banks based on their lending rates to the highest-quality customers, formed by adding a spread to open market operation rates, calculated and published by the National Interbank Funding Center authorized by the People’s Bank of China. If the National Interbank Funding Center does not publish the PBOC LPR for the corresponding tenor on the day preceding the drawdown date under this Contract, then the PBOC LPR published on the immediately preceding day shall apply, and so forth. Should the PBOC LPR be abolished, the interest rate determined and announced by Bank of Beijing in accordance with the law shall apply.

BOB Loan Prime Rate (or BOB LPR): The loan market quotation rate independently reported and published by Bank of Beijing Co., Ltd.; if Bank of Beijing Co., Ltd. does not publish the BOB LPR for the corresponding tenor on the day preceding the relevant date determined by the drawdown date/adjustment frequency, then the BOB LPR published on the immediately preceding day shall apply, and so forth.

LIBOR (or HIBOR: The London Interbank Offered Rate respectively displayed on the authoritative financial telecommunication systems such as REUTERS or BLOOMBERG around 11 a.m. London time on that day. When such data does not exist on that day, the most recent available data shall apply.

Entrusted Payment: Bank of Beijing, pursuant to the Borrower’s drawdown application and payment instruction, pays the loan funds to the Borrower’s transaction counterparty conforming to the usage specified in this Contract, through the Borrower’s account.

Direct Payment: After Bank of Beijing disburses the loan funds to the Borrower’s account based on the Borrower’s drawdown application, the Borrower independently makes payments to its transaction counterparty conforming to the usage specified in this Contract.

Guarantee Documents: Any security contracts, security clauses, guarantee letters and other documents that secure the obligations under this contract and are signed or consented to by the Guarantor.

Actual Controller: The natural person who is the controlling shareholder of the Borrower/Guarantor, or who can actually control the acts of the Borrower/Guarantor through investment relationships, agreements, or other arrangements.

Loss of Contact: Bank of Beijing, despite reasonable efforts using the contact details listed at the beginning of this Contract, is unable to establish contact with the relevant party.

Laws and Regulations: Laws, administrative regulations, and judicial interpretations of the Supreme People’s Court applicable in mainland China, excluding Hong Kong, Macao, and Taiwan regions.

Financial Rules: The rules, regulations, and orders issued by banking regulatory authorities, the People’s Bank of China, and foreign exchange authorities.

Business Day: Any day on which Bank of Beijing is open for general corporate business, excluding statutory holidays and Saturdays and Sundays, but including Saturdays and Sundays temporarily designated by the government as public workdays.

Corresponding Day: ‘Monthly Corresponding Day’ refers to the day in each month corresponding to the drawdown date under this Contract (if no corresponding day exists, it refers to the last day of that month). ‘Quarterly Corresponding Day’ refers to the day in the last month of each three-month period corresponding to the drawdown date under this Contract (if no corresponding day exists, it refers to the last day of that month). ‘Yearly Corresponding Day’ refers to the day in each year corresponding to the drawdown date under this Contract (if no corresponding day exists, it refers to the last day of the month in which it falls).

Fixed Day: ‘Monthly Fixed Day’ refers to the day in each month corresponding to a specified date (if no corresponding day exists, it refers to the last day of that month). ‘Quarterly Fixed Day’ refers to the day in every third month corresponding to a specified date (if no corresponding day exists, it refers to the last day of that month). ‘Semi-annual Fixed Day’ refers to the day in every sixth month corresponding to a specified date (if no corresponding day exists, it refers to the last day of that month). ‘Annual Fixed Day’ refers to the day in every twelfth month corresponding to a specified date (if no corresponding day exists, it refers to the last day of that month).

1.2 The definitions above shall continue to apply in any document made under or pursuant to this Contract, unless otherwise expressly otherwise expressly stated in such document.

1.3 The sequence of clauses in the Table of Contract Terms of this Contract follows the numbering order assigned herein and does not follow the natural alphabetical order.

2. The Loan

2.1 The loan currency, total amount, and term under this Contract are detailed in clasue B hereof. The actual amount of each drawdown, the drawdown date, and similar particulars shall be based on the records in the loan vouchers approved by Bank of Beijing.

2.2 Within the drawdown period specified in clause D of this Contract, the Borrower may apply to draw down the loan. Any portion of the loan not drawn down upon the expiry of the drawdown period shall be automatically cancelled and cannot be drawn thereafter. Each time the Borrower requests a drawdown, all of the following conditions must be satisfied:

(1) The security documents relating to the security described in this Contract have been executed and taken effect, and procedures such as delivery and registration have been completed (e.g., registering mortgages over real estate (if any), mortgages over movable property (if any), pledges over rights (if any), etc., with the corresponding statutory registration authorities according to their type). Where the guarantor is a legal person or unincorporated organization, the Borrower shall have provided Bank of Beijing with the guarantor’s valid internal resolution internal resolution or approval consenting to provide the security (excluding entities exempted by laws and regulations from providing internal resolutions internal resolutions, such as financial institutions issuing standby letters of credit or guarantee companies providing guarantees, etc.); furthermore, if the guarantor is a listed company/a controlled subsidiary publicly subsidiary publicly disclosed by a listed company/a company whose shares are traded on other national securities trading venues approved by the State Council, the resolution shall be publicly disclosed externally in accordance with laws and regulations;

(2) The Borrower has completed relevant procedures reasonably required by Bank of Beijing, such as opening accounts, and has provided Bank of Beijing with documents and supporting evidence reasonably evidence reasonably explaining its specific fund usage and fund flow arrangement, and Bank of Beijing, after review, has raised no objection; if this Contract constitutes credit facilities under the Comprehensive Credit Contract mentioned in clause A, then sufficient available credit limit for the Borrower must remain under the aforementioned Comprehensive Credit Contract;

(3) The Borrower has successfully registered as a user of the Electronic Channels;

(4) No event of default has occurred with respect to the Borrower under this Contract, and no event of default has occurred with respect to the guarantor under the guarantee documents;

(5) The then-effective laws and regulations, Fiancial Rules, state credit policies, and credit quota management requirements do not materially adversely affect the performance of this Contract by either party, nor prohibit or restrict the granting or drawing of the loan under this Contract;

(6) Other conditions stipulated in this Contract and prescribed by laws, regulations, and Fiancial Rules are met.

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2.3 Once the drawdown conditions are satisfied, the Borrower shall initiate an irrevocable drawdown application through the Jinghang Enterprise Banking APP/Bank of Beijing Corporate Online Banking on Business Days between 9:00 AM and 8:00 PM. Provided the Borrower satisfies the drawdown conditions and upon approval by Bank of Beijing, Bank of Beijing shall disburse the loan. Once the loan proceeds are credited to the Borrower’s account, it shall be deemed that the loan has been drawn and utilized by the Borrower, that day shall be the drawdown date for that loan, and interest shall begin to accrue based on the contract interest rate calculated on a simple interest basis (calculated daily using the daily interest rate). Where a Renminbi loan is drawn in multiple tranches, the initial applicable contract interest rate for each drawdown shall be determined separately based on the PBOC Loan Prime Rate or the BOB Loan Prime Rate of the day preceding the drawdown date for that tranche, plus or minus the basis points specified in clause C.1 of this Contract.

Where Entrusted Payment by Bank of Beijing is adopted for the loan funds: (i) The Borrower shall submit complete transaction materials such as the commercial contract in advance at least 3 Business Days (or within another period reasonably required by Bank of Beijing) beforehand. Bank of Beijing has the right to review whether the aforementioned materials meet the conditions stipulated in this Contract before disbursing the loan funds; after obtaining Bank of Beijing’s approval, Bank of Beijing will pay the loan funds to the Borrower’s transaction counterparty through the Borrower’s account (without requiring the Borrower to additionally provide settlement vouchers for the transfer), and maintain records. The time for the loan funds to reach the Borrower’s transaction counterparty account is determined by reference to the arrival times of remittance settlement methods and is affected by the operating hours of the relevant systems. Settlement fees shall be charged by Bank of Beijing from the Borrower’s account either individually or in aggregate (the Borrower may also proactively pay them separately in advance); (ii) Delays in loan disbursement or entrusted payment caused by reasons such as incomplete, non-compliant, untimely submission of documents by the Borrower or the existence of reasonable doubt shall be the responsibility of the Borrower; (iii) Due to abnormal status of the Borrower’s account, incomplete or inaccurate information about the transaction counterparty account provided by the Borrower or abnormal status of that account, inter-bank payment or clearing system issues, and other reasons not attributable to Bank of Beijing’s fault, resulting in funds failing to be promptly paid out after reaching the Borrower’s account or failing to reach the Borrower’s transaction counterparty account in a timely manner, all adverse consequences arising therefrom, including settlement fees, loan interest, and other losses and delays, shall be borne by the Borrower. However, Bank of Beijing shall make reasonable efforts to continue processing the payment to the Borrower’s transaction counterparty account, or retain the funds in the Borrower’s account/suspense account and notify the Borrower to handle the relevant formalities.

Where the loan funds under this Contract are utilized using the Direct Payment method, the Borrower shall promptly provide a fund utilization plan as requested by Bank of Beijing, and after loan disbursement, shall submit a summary report on fund payment status to Bank of Beijing within the first 10 days of each subsequent month. Bank of Beijing has the right to verify whether the loan fund payments comply with the terms of this Contract through methods such as analyzing accounts, inspecting fund transfer vouchers, or conducting on-site investigations, and the Borrower shall cooperate.

Where the loan funds are subject to Entrusted Payment by Bank of Beijing or require monitoring by Bank of Beijing, before the obligations under this Contract are fully discharged, Bank of Beijing has the right to monitor the use of the relevant account and the funds therein through measures such as refusing to sell cheques, not handling deposit/withdrawal services, or not activating telephone banking, etc.

During the loan payment process, if Bank of Beijing determines that the Borrower’s creditworthiness has deteriorated, the profitability of its main business is weak, or abnormal use of loan funds occurs, Bank of Beijing has the right to request a change in the loan fund usage method, and the Borrower shall accept and cooperate accordingly.

2.4 Where the contract interest rate for the loan under this Contract is chosen as a floating rate, or the loan is a foreign currency loan, the specific interest rate adjustment methods are as follows: (i) For Renminbi loans with a floating interest rate, they shall be automatically adjusted on the respective dates according to the adjustment frequency agreed in clause C.1, based on the PBOC Loan Prime Rate or the BOB Loan Prime Rate of the day preceding the corresponding date corresponding date specified in clause C.1 and the plus/minus basis points stated in clause C.1 (1 basis point equals 0.01%), with interest calculated interest calculated in segments; (ii) For foreign currency loans, the Contract Interest Rate applicable during each interest period (counting the first day, excluding the last day) shall be the relevant currency and tenor LIBOR/HIBOR rate (expressed as an annual percentage rate) of the second foreign currency market Business Day preceding the day before the start of the interest period, plus the number of basis points specified in clause C.2 of this Contract (1 basis point equals 0.01%). Such automatic adjustments shall not be deemed as amendments to this Contract. When converting the annual interest rate to a daily interest rate, the HKD interest rate shall be calculated based on a 365-day year, while the RMB and other foreign currency interest rates shall be calculated based on a 360-day year.

2.5 The Borrower warrants that the loan shall be used for the purpose stated in clause E of this Contract, and ensures that such use does not violate laws, regulations, and Financial Rules; the Borrower undertakes not to use the loan for investments in fixed assets, equity, real estate, etc., not for fields and purposes prohibited by the state for production and operation, nor for other projects or businesses where the use of commercial bank loans is prohibited by laws, regulations, or Financial Rules. Should the Borrower need to alter the loan purpose, it must obtain the written consent of Bank of Beijing in advance. The Borrower warrants that the transaction documents, information regarding the transaction counterparties, and other information provided to Bank of Beijing are true, accurate, complete, lawful, and effective, and conform to the purpose stipulated purpose stipulated in this Contract.

2.6 The Borrower shall repay the loan principal in accordance with clause F of this Contract and pay the loan interest periodically as stipulated in clause G hereof. The period from (and including) one interest payment date to (but excluding) the next interest payment date constitutes one interest period (the first interest period commences on the drawdown date, and the last interest period ends on the principal maturity date). All accrued interest on the principal being repaid shall be settled upon each principal repayment. On the final maturity date, all principal, interest, and other payable amounts (if any) shall be cleared in full. If a due date falls on a non-Business Day, the Borrower shall ensure sufficient funds are deposited in the account in advance for Bank of Beijing to deduct on that day or on the first Business Day thereafter, with interest continuing to accrue during the postponed period at the contract interest rate on a simple interest basis.

2.7 To facilitate the timely repayment of due amounts, the Borrower shall open and continuously maintain the relevant accounts specified in this Contract with Bank of Beijing (and if the account number changes, this Contract shall continue to apply to the new account) and shall promptly deposit the full amount due into the designated account for deduction by Bank of Beijing. Alternatively, the Borrower may directly transfer funds to Bank of Beijing’s account for repayment and shall promptly notify Bank of Beijing of the corresponding loan business number for the repaid amount. Bank of Beijing may autonomously debit any matured amounts payable by the Borrower from accounts held by the Borrower within the Bank of Beijing Co., Ltd system, and shall inform the Borrower post-deduction via bank statements or other means.

2.8 The loan under this Contract is a revolving facility. That is, provided the relevant obligations have been fully discharged, until the expiry of the drawdown period, the Borrower may reapply to draw down and use the loan under the terms of this Contract, within the limit of the total amount specified in clause B.1 of this Contract, without limitation on the number of cycles within the drawdown period.

2.9 Internally generated bank accounting vouchers of Bank of Beijing constitute valid evidence of the loan disbursements and principal/interest repayments under this Contract, unless conclusive contrary evidence exists.

3. Prepayment and Extension

3.1 After the loan is disbursed, the Borrower may apply for prepayment, which can be partial or full. The Borrower shall initiate an irrevocable prepayment application through the Jinghang Enterprise Banking APP/ Bank of Beijing Corporate Online Banking on Business Days between 9:00 AM and 8:00 PM. For partial prepayment applications approved by Bank of Beijing, the Borrower shall repay the prepaid principal amount on the prepayment date, while the corresponding interest on the prepaid principal portion shall still be settled on the scheduled interest payment dates as stipulated in this Contract. For full prepayment applications approved by Bank of Beijing, the Borrower shall clear all outstanding loan principal, interest, and other payable amounts (if any) on the prepayment date. To make a prepayment, the Borrower shall initiate it themselves via Bank of Beijing’s online banking system or other Electronic Channels as required by Bank of Beijing, or, with Bank of Beijing’s written consent, submit a written application to Bank of Beijing and proceed with the prepayment outside the Electronic Channels as instructed by Bank of Beijing.

3.2 If the Borrower requires an extension, it shall submit a written application written application for extension to Bank of Beijing at least 30 days prior to the maturity date, stating the reason for the extension and detailing the post-extension repayment funding arrangement. Upon approval by Bank of Beijing and fulfillment of relevant conditions required conditions required by Bank of Beijing, both parties shall sign an extension agreement and handle the extension procedures extension procedures according to its terms. If Bank of Beijing does not agree to the extension or if the parties fail to sign an extension agreement, the Borrower shall still repay the loan by the originally agreed term stipulated in this Contract.

3.3 During the loan term, Bank of Beijing has the right to demand prepayment from the Borrower based on the Borrower’s fund recycling situation recycling situation (including but not limited to early return of funds intended for repayment, the Borrower having sufficiently ample working capital such that normal funding needs can still be met after prepayment, etc.). After Bank of Beijing’s prepayment notice is delivered to the Borrower, the relevant loan principal and interest shall become due on the prepayment date specified by Bank of Beijing, and the Borrower shall repay promptly as required.

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4. Undertakings and Warranties

4.1 Each Party represents and warrants to the other that: (1) It has the qualification and capacity to execute and perform this Contract, and the individual executing this Contract on its behalf has been duly authorized and is empowered to execute this Contract for it; (2) Its execution and performance of this Contract does not contravene its organizational documents (such as articles of association), laws, regulations, Financial Rules, and other legal instruments it is bound by, and it has obtained any necessary internal and external approvals, consents, filings, and other formalities, ensuring that this Contract is legally binding and enforceable against enforceable against it in accordance with the law.

4.2 The Borrower undertakes and warrants that it shall fulfill the following obligations before this Contract is fully performed:

(1) The Borrower shall remain a duly established and legally subsisting legal entity, shall timely complete statutory procedures such as annual inspections (if required), maintains sound credit standing without major adverse records, and shall truthfully and completely provide Bank of Beijing with its financial and operational status, along with other important information related to this Contract, both prior to signing this Contract and before each drawdown application;

(2) Possess adequate and legitimate sources of repayment matching the repayment schedule, and possess sufficient debt servicing capacity;

(3) Conduct its production and operations in compliance with laws and regulations, adhere to and achieve environmental protection standards and requirements stipulated by laws, regulations, and other normative documents, tax and fee payment regulations, and other provisions, and shall obtain necessary approvals and permits timely, legitimately, and effectively;

(4) Timely provide Bank of Beijing with complete, truthful, and valid materials; accept and actively cooperate with Bank of Beijing’s inspection and supervision of its financial condition, operational status, and the payment and usage of the loan under this Contract, including but not limited to: (i) Reasonably explain the fund flows for each loan under this Contract as required by Bank of Beijing, provide relevant payment vouchers and justifications, and prove compliance with this Contract; (ii) Provide Bank of Beijing with copies of its audited complete financial statements (including notes) and the audit report for the previous year by the end of April each year, and provide copies of financial statements such as balance sheets, income statements, and cash flow statements for the end of the previous quarter by the first month of each quarter (if semi-annual or quarterly financial statements have been audited, the audited complete statements and audit reports shall be provided); and (iii) Provide other information and documentation reasonably required by Bank of Beijing;

(5) Adhere to the principle of good faith; all application materials, financial statements, and other information provided to Bank of Beijing are true, accurate, complete, lawful, and valid, containing no falsity, material omission, or material misrepresentation;

(6) If the Borrower undergoes merger, division, reduction of registered capital, application for suspension of business/receivership/dissolution/bankruptcy or other matters affecting its continued existence or ongoing operations, or conducts significant events such as equity transfers, external investments, substantial increases in debt financing, etc., it shall notify Bank of Beijing in writing at least 30 days in advance and obtain Bank of Beijing’s written consent; if a third party applies for or an administrative/judicial authority orders the Borrower to suspend business/receivership/dissolution/bankruptcy, or suspends or cancels the business license for the borrower’s main business, the borrower shall notify Bank of Beijing in writing as soon as possible (no later than 3 Business Days) after becoming aware of the situation, and take prompt remedial measures;

(7) The Borrower shall notify Bank of Beijing in writing as soon as possible (no later than 5 Business Days) of any changes in its industrial and commercial registration/filing matters, Actual Controller, top ten shareholders, directors, financial responsible person, or contact address;

(8) If the Borrower provides guarantees to a third party (or enters into similar arrangements with equivalent effects, such as assumption of debts), or enters into partnership/contractual joint ventures, abandonment of major claims, acquisitions and restructuring, transfer of main business, or engages in similar major transactions potentially reducing its solvency, or if any major adverse events affecting its ability to repay occur, it shall promptly notify Bank of Beijing in writing and obtain Bank of Beijing’s prior written consent, except where such actions do not materially adversely materially adversely affect the Borrower’s ability to perform this Contract and the total amount of such major transactions or the total guaranteed amount does not exceed 30% of the Borrower’s total assets nor 50% of its net assets.

(9) The Borrower shall promptly notify Bank of Beijing in writing of any connected transactions (Connected Transactions) (the definition of connected parties and Connected Transactions shall be determined according to the Chinese Accounting Standards for Business Enterprises or International Financial Reporting Standards applicable to the Borrower under the law) where the total amount reaches or exceeds 10% of its net assets. This includes: the relationship between the transacting parties, items and nature of the transaction, monetary amount or corresponding ratio, pricing policy (including transactions with no amount or only a nominal amount), etc. Furthermore, the Borrower shall not engage in any Connected Transactions or other improper transactions such as withdrawing contributed capital, fabricating transactions to obtain bank funds or credit, evading debts by transferring assets, or seriously impairing its debt repayment capability, or money laundering.

(10) The Borrower shall ensure that its relevant financial indicators financial indicators (calculated according to the Chinese Accounting Standards for Business Enterprises or International Financial Reporting Standards applicable to the Borrower under the law) are always maintained within the ranges required by relevant laws, regulations, Financial Rules, and Bank of Beijing.

(11) Under circumstances where circumstances where the after-tax net profit for the fiscal year is zero or negative, or insufficient to cover accumulated losses from previous fiscal years, or pre-tax profits are insufficient to repay the principal and interest of borrowings due in the next period, the Borrower shall not distribute dividends or bonuses to its shareholders in any form.

(12) The Borrower shall provide Bank of Beijing with the security stipulated in this Contract no later than the first drawdown date, as detailed in the Guarantee Documents. The Borrower warrants that the collateralization/mortgage ratios under the Guarantee Documents are maintained within the range agreed in the Guarantee Documents (if any). The Borrower undertakes that it fully understands and accepts the terms and content of the relevant Guarantee Documents and warrants that all security provided to Bank of Beijing thereunder is legal, valid, and enforceable in accordance with the law.

5. Taxes and Fees

All amounts under this Contract are inclusive of taxes, with relevant tax rates applied according to laws and regulations. The Borrower and Bank of Beijing shall each bear the stamp duty, taxes levied by governments or agencies exercising administrative functions, and administrative charges, etc., payable by them respectively under this Contract. Other costs (if any), such as notarization fees, guarantee fees, insurance premiums, and appraisal fees, shall be borne as stipulated by laws and regulations; if not stipulated by laws and regulations, they shall be borne by mutual agreement between the parties.

6. Default and Remedies

6.1 The occurrence of any one or more of the following events shall constitute an event of default by the Borrower:

(1) The Borrower uses the loan for purposes inconsistent with those stipulated in this Contract, fails to use or pay the loan funds as agreed (or avoids the express stipulations regarding Entrusted Payment by Bank of Beijing through methods like breaking up a whole into parts), or fails to pay interest, principal, or other sums payable in full and on time;

(2) The Borrower breaches any provision under Article 4 (“Undertakings and Warranties”) of this Contract;

(3) Information in the Borrower’s loan application or drawdown request documents or any material representation is proven untrue or involves fraud, material omission, or material misstatement, or the Borrower fails to (or clearly indicates or behaves in a way suggesting it will not) perform its undertakings, warranties, obligations, or liabilities under this Contract fully and properly;

(4) Any Guarantor fails to perform its undertakings, warranties, obligations, or liabilities under the Security Documents, or another event of default occurs under the Security Documents, or the mortgaged property/collateral (if any) is damaged, lost, transferred in ownership, liened by any third party, sealed up/frozen/seized, or enforced compulsorily, or a right of habitation is created over the mortgaged property (if any) without Bank of Beijing’s prior written consent, or the Security Documents or Bank of Beijing’s security interests are deemed invalid, revoked, or terminated without Bank of Beijing’s written consent;

(5) Any major credit financing, guarantee, indemnity, or other debt service obligation of the Borrower becomes due and is not performed, or the business license for its primary or major operations is suspended or revoked, or it enters proceedings such as suspension of business/receivership/dissolution/declaration of bankruptcy, etc.;

(6) A material adverse change occurs in the Borrower’s financial or operational condition, or it incurs adverse credit records, or its credit deteriorates, or it becomes involved in disputes or administrative penalties significantly adversely affecting its debt repayment capability or its performance of this Contract, or any other circumstance arises that severely affects Bank of Beijing’s creditor’s rights or security interests;

(7) Loss of contact with the legal representative/person in charge/Actual Controller of the Borrower/Guarantor, etc.

6.2 If the Borrower fails to pay any due and payable loan principal (including loan principal declared wholly or partially due and payable ahead of schedule by Bank of Beijing) and other payable amounts in full and on time, it shall pay overdue default interest on the outstanding loan principal and other payable amounts. This default interest shall be calculated daily at a rate equal to the then-applicable Contract Interest Rate increased by 50% (Overdue Default Interest Rate). For unpaid interest, compound interest shall be paid calculated at the Overdue Default Interest Rate stipulated in this Contract, until full repayment of principal and interest is made. If the Borrower uses the loan for purposes inconsistent with this Contract or violating laws, regulations, or Financial Rules, it shall immediately repay the principal and interest of the misused loan amount, and pay default interest calculated daily on that part of the loan principal at a rate equal to the then-applicable Contract Interest Rate increased by 100% (Misappropriation Default Interest Rate). For unpaid interest during the period when the loan principal was used for unauthorized purposes, compound interest shall be paid calculated at the Misappropriation Default Interest Rate stipulated in this Contract until full repayment. If the loan was misused *and* subsequently becomes overdue, the Misappropriation Default Interest Rate shall apply for calculating default interest and compound interest. Charging default interest and compound interest as stipulated above does not prejudice other remedies available to Bank of Beijing arising from the default.

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6.3 Upon the occurrence of an Event of Default by the Borrower, Bank of Beijing has the right to exercise remedies in accordance with the terms of this Contract and/or provisions of laws, regulations, and Financial Rules, including but not limited to: demanding rectification of the breach, changing the loan fund usage or payment method, stopping further loan disbursements, charging default interest and compound interest, exercising security interests and liens in accordance with the law, declaring all or part of the indebtedness under this Contract immediately due and payable, announcing collection through publication, demanding compensation for losses, and demanding reimbursement for expenses incurred by Bank of Beijing in enforcing its creditor’s rights and security interests (including but not limited to litigation/arbitration costs, disposal fees for appraisal/assessment/auction, attorney fees, investigation and evidence collection fees, travel expenses, and other reasonable costs).

6.4 If the currency of funds recovered by Bank of Beijing through exercising its rights differs from the currency of the Borrower’s arrears, Bank of Beijing’s creditor’s rights shall be satisfied after conversion at the exchange rate quoted by Bank of Beijing for selling the currency of the arrears and buying the currency recovered. Any exchange loss and conversion costs incurred shall be borne by the Borrower. The Borrower is obliged to cooperate in completing the currency conversion procedures.

6.5 Funds recovered by Bank of Beijing through exercising its rights shall be applied towards satisfaction of its claims in the following order: (1) Costs for enforcing creditor’s rights and security interests security interests and other expenses to be borne by the Borrower; (2) Compensation, damages, and penalty payments; (3) Default interest and compound interest; (4) Loan interest; (5) Principal; (6) Other payable amounts; however, Bank of Beijing may vary the aforesaid order of application. If the Borrower has multiple matured repayables, the order of repayment shall be determined by Bank of Beijing.

6.6 If a party suffers force majeure and provides the other party with certification from a competent authority within 5 Business Days after the occurrence of such force majeure, the affected party’s liability for breach of contract shall be exempted in accordance with the law. For the avoidance of doubt, the parties confirm that if the Borrower experiences force majeure, its corresponding liability for breach of contract may be exempted according to law; nevertheless, the Borrower remains obligated to repay the drawn loan principal, loan interest calculated interest calculated at the contract interest rate on a simple interest basis, and the costs for enforcing creditor enforcing creditor’s rights and security interests.

7. Enforcement Notarization

7.1 If compulsory enforcement notarization is required as per clause W of this Contract, the Borrower shall, within the timeframe stipulated in this Contract, complete notarization formalities at a notarial institution acceptable to Bank of Beijing. Both parties agree to undergo notarization of this Contract as an enforceable creditor’s document. Both parties clearly understand the meaning, content, procedure, and effect of notarization conferring enforceability. Both parties agree that once notarized, this Contract shall possess immediate enforceability. Subsequently, if Bank of Beijing’s rights under this Contract and/or the Guarantee Documents are not realized fully and in a timely manner, or if an event of default occurs involving the Borrower/Guarantor under this Contract and/or the Security Documents, Bank of Beijing shall have the right to directly apply for an enforcement certificate based on this Contract and/or the Guarantee Documents, records of the Borrower’s performance provided by Bank of Beijing, and the notarial deed. It may then apply to the competent people’s court for compulsory enforcement to realize its rights under this Contract and/or the Guarantee Security Documents. The Borrower hereby specially undertakes to voluntarily waive the right of defense and unconditionally submits to compulsory enforcement.

7.2 The parties to this Contract agree that the notarial institution has the right to use any verification method, such as mail, phone, fax, email, etc., to verify whether the Borrower has fulfilled its debt obligations to Bank of Beijing in full and on time. The notarial institution is entitled to utilize the contact name, reserved phone number, reserved fax number, mailing address, and email address specified in this Contract to seek verification of information from the Borrower. The Borrower agrees that the notarial institution may issue the enforcement certificate based solely on the evidentiary materials provided by Bank of Beijing under any of the following circumstances: (1) The notarial institution attempts notification via the contracted contact methods but still cannot reach the Borrower’s designated contact person; (2) The Borrower raises objections to the evidentiary materials provided by Bank of Beijing but fails to provide contrary evidence within three days of receiving the notarial institution’s notification, or the provided contrary evidence is insufficient; (3) The Borrower raises no objections to the evidentiary materials provided materials provided by Bank of Beijing.

8. Governing Laws and Dispute Resolution

8.1 This Contract shall be governed by the laws and regulations of the People’s Republic of China. Any dispute arising from or in connection with this Contract shall first be resolved through friendly negotiations. If negotiations fail, the dispute shall be submitted to the people’s court located at the place where this Contract is signed for resolution through litigation.

8.2 If a Guarantee Document contains explicit written provisions differing from this Contract regarding governing law and dispute resolution for matters under that document, and if Bank of Beijing initiates legal proceedings solely against the Guarantor(s) under that Guarantee Document, then the provisions of that Guarantee Document shall prevail. In cases where there is no written provision, the written provision is unclear, the provision is invalid/revoked according to law, or if Bank of Beijing initiates legal proceedings jointly against the Borrower and the Guarantor(s), the provisions of this Contract shall apply.

9. Assignment

The Borrower must obtain the prior written consent of Bank of Beijing to assign any of its rights, obligations, or liabilities under this Contract to another party, or to create security over or establish a trust in respect of its rights. Bank of Beijing has the unilateral right to assign its rights and interests under this Contract and the related Security Documents to another party, use them as investment assets for trusts, create security over and/or establish trusts concerning them, undertake securitization of assets, etc., without needing further consent from the Borrower, and may notify the Borrower by means such as publishing an announcement (which shall not be considered a breach of confidentiality obligations) or sending a written notice. The Borrower shall remain liable to Bank of Beijing, its assignees, and beneficiaries in accordance with the terms of this Contract.

10. Miscellaneous

10.1 This Contract constitutes a specific business contract under the associated contract described in clause A of this Contract (if applicable). Matters not stipulated herein shall be governed by the provisions of the associated contract. In case of inconsistencies between this Contract and the associated contract, this Contract shall prevail. In case of inconsistency between any special provisions in clause X of this Contract and other clauses of the main body hereof, the special provisions in said section shall prevail. Unless otherwise explicitly agreed in writing, in case of discrepancy between the appendices and the main body of this Contract, the main body shall prevail.

10.2 Any notice or document sent by either party under this Contract: (i) if delivered personally or entrusted for delivery, the date of receipt indicated by the signature of the notified Party or its legal representative, person in charge, Actual Controller, major shareholder, or agent for receiving documents shall be the date of service; (ii) if sent by courier service Express Mail Service or intra-city registered mail, the third day after the mailing date shall be the date of service; (iii) if sent by other postal methods, the seventh day after the mailing date shall be the date of service; (iv) if sent by electronic means such as fax, SMS, or email, the date on which the relevant information relevant information enters the electronic system corresponding to the fax number, mobile number, telephone number, email address, etc., specified in the preamble of this Contract, or the date the sender receives information indicating failure of said information to enter the aforementioned electronic system shall be deemed the date of service. If the date of service determined according determined according to the above provisions conflicts with the date the notified Party actually receives it or formally acknowledges receipt, the earliest date shall prevail. However, for the avoidance of doubt, the parties confirm that documents specifically required by Bank of Beijing to be handed over in person by the Borrower shall be personally delivered face-to-face by a person designated by the Borrower to the authorized handler of Bank of Beijing. Bank of Beijing has the right to serve notices or documents on the Borrower through official announcements, etc. (including but not limited to official websites, online banking, mobile banking, Electronic Channels, official WeChat public accounts) to the Borrower, in which case the release date or dispatch date shall be the date of service. Either Party changing its contact details shall notify the other Party in writing promptly; otherwise, the other Party shall still be entitled to treat the previously notified contact details as valid.

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10.3 The Borrower makes an irrevocable undertaking that all contact information listed in this Contract’s preamble (including but not limited to contact person, addresse, postal code, telephone number, fax number, and email address) is valid for receiving notifications, agreements, documents, legal papers, etc., including during arbitration, civil litigation, and other legal proceedings. The Borrower agrees that People’s Courts, arbitration institutions, and notary offices may use the above contact information as confirmed addresses for service of legal and notarial documents. Notifications, documents, legal papers, and notarial documents may be served in accordance with clause 10.2 of this Contract. Should the Borrower change their service address, they must notify Bank of Beijing in writing at least three working days in advance. During arbitration or civil litigation, the Borrower must also notify the notary office, arbitration institution, and court of any address change. If the Borrower fails to provide accurate contact information, does not notify Bank of Beijing, the notary office, the arbitration institution, or the court of an address change three working days in advance, or if the Borrower or their designated recipient refuses service, and this results in non-delivery or non-receipt of mailed notifications or legal documents, the date of service shall be deemed as the date of mail return or the date noted on the service return receipt. For personal service, the date noted on the service return receipt by the server shall be the date of service.

If the Borrower fulfills the notification obligation for address changes, the new address shall be the valid service address. Documents sent to the address confirmed in this Contract’s preamble shall be deemed validly served. If the Borrower fails to notify as required, service shall still be effective on the address listed in this Contract. Even if the Borrower does not directly receive documents mailed by People’s Courts or arbitration institutions, service is deemed effective under this Contract’s provisions. The Borrower assumes all legal consequences arising from the service of documents by Bank of Beijing, People’s Courts, or arbitration institutions via any method and in any format. By signing this Contract, the Borrower acknowledges and accepts the provisions regarding service addresses and agrees not to challenge any related terms on grounds such as misunderstanding or unfairness.

10.4 The Borrower agrees and authorizes that Bank of Beijing Co., Ltd. and its branches have the right, during the process of providing financial products and services to the Borrower, to collect, inquire, understand, analyze, print, save, and use information related to the Borrower’s credit status—including but not limited to information concerning credit facilities, loans, transactions related to loans, guarantees, secured properties, other assets, housing provident fund contributions, social security contributions, tax payments, consumption, and liabilities—from the Personal Credit Information Basic Database of the People’s Bank of China, the Enterprise Credit Information Basic Database of the People’s Bank of China, other information databases lawfully established with government authority approval, and from institutions or entities with appropriate qualifications (including but not limited to public security organs, courts, industry and commerce authorities, property registration authorities, regulatory bodies, and relevant institutions capable of providing real estate/housing provident fund/social security/taxation/credit data, etc.) The Borrower also agrees that Bank of Beijing Co., Ltd. and its branches have the right to input the information learned information learned about the Borrower and other situations and information provided by the Borrower into the aforementioned databases and information banks for querying and use by institutions or entities with appropriate qualifications (including but not limited to credit reference agencies, public security organs, courts, industry and commerce authorities, property registration authorities, regulatory bodies, relevant institutions capable of providing real estate/housing provident fund/social security/taxation/credit data, etc.) or individuals.

Furthermore, Bank of Beijing Co., Ltd. and its branches have the right to provide the aforementioned information about the Borrower and other situations/information provided by the Borrower to third parties in scenarios such as assigning their rights and interests under business conducted with the Borrower to others, using them as investment assets for trusts, creating security or establishing trusts establishing trusts, undertaking asset securitization, financial service outsourcing, and collection of overdue payments. They are also authorised to provide relevant information to pertinent regulatory, judicial, and administrative departments as required by laws, regulations, and regulatory mandates.

10.5 Unless otherwise stipulated in this Contract, either party owes a duty of confidentiality regarding the other Party’s trade secrets and other non-public information-public information explicitly required to be kept confidential, obtained during the conclusion and performance of this Contract, until such information loses its confidential nature. Neither party shall publicly disclose or disclose to any third party without the other Party’s written permission. However, disclosure made in accordance with relevant laws and regulations, requirements of competent authorities or regulatory bodies, or the stock exchange where it is listed, or reasonably disclosed for the purpose of this Contract to its auditors, financial advisors financial advisors, legal counsel, or other intermediaries (provided the disclosing Party shall require such institutions and individuals to assume confidentiality obligations) shall not be regarded as a breach of the confidentiality obligation.

**10.6** The validity of this Contract is independent of the Security Documents, the Master Agreement (if any), and any other contracts/agreements/undertakings, and shall not be affected by the validity and enforceability of the aforementioned documents. If any clause or content of this Contract is rescinded according to law or deemed invalid, the effectiveness of other clauses and content shall not be affected and shall remain valid. Failure by either Party to exercise any remedy right in the event of the other Party’s breach shall not be construed as a waiver thereof or a condonation of the breach.

**10.7** This Contract shall become effective upon being signed by the legal representative/person-in-charge/authorised representative of both parties and affixed with the corporate seals (or a special contract seal recognized via a document bearing the corporate seal). This Contract is executed in three originals (additional originals shall be executed accordingly if notarisation or security registration procedures are required), with Bank of Beijing holding two copies and the Borrower holding one copy, each possessing the same legal effect. If there is a Guarantor, the Borrower shall be responsible for providing the Guarantor with one copy of this Contract. However, failure by the Borrower to provide it shall not adversely affect Bank of Beijing’s creditor’s rights and security interests.

The Borrower hereby confirms: It has reviewed this Contract in its entirety; Bank of Beijing has drawn its attention to clauses limiting its liability or restricting its rights, and has provided full explanations and clarifications regarding this Contract; Through discussion and negotiation with Bank of Beijing, the Borrower fully understands and agrees to all contents of this Contract, including the Table of Contract Terms, General Terms and Conditions, and annexes; And it has a clear, accurate, and comprehensive understanding of the rights and obligations of both parties hereunder, and holds no doubts or objections whatsoever.

Signed by the Parties as follows:

Borrower (seal): YINGTAN TOPNEW MOTOR CO..LTD

Legal Representative/Person in Charge or Authorised Representative (signature):

Lender (seal): BANK OF BEIJING CO.,LTD, NANCHANG BRANCH

Legal Representative/Person in Charge or Authorised Representative (signature):

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Ref. No.:

Supplementary Agreement to Loan Contract

(Applicable for Online Revolving Working Capital Loans for Corporate Clients)

Borrower: YINGTAN TOPNEW MOTOR CO.,LTD

Lender: BANK OF BEIJING CO.,LTD, NANCHANG BRANCH

Execution Date: April 7, 2025

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Borrower: YINGTAN TOPNEW MOTOR CO.,LTD

Unified Social Credit Code:

Business License No.:

Legal Representative/Person in Charge: Cai Keqiang

Mailing Address:

Telephone:

Postal Code:

Fax:

Contact Person:

Position:

Tel No.:

Email:

Lender: BANK OF BEIJING CO.,LTD, NANCHANG BRANCH

Legal Representative/Person in Charge:

Mailing Address:

Tel No.:

Postal Code:

Fax:

Whereas: The Borrower entered into a comprehensive credit contract (including its valid amendments and supplements, hereinafter referred to as the “Comprehensive Credit Contract”) numbered             with Bank of Beijing Co., Ltd on May 27, 2024. Under the Comprehensive Credit Contract, the Borrower and the Bank of Beijing signed a loan contract (including its valid amendments and supplements, hereinafter referred to as the “Original Loan Contract”) numbered            on May 27, 2024. The Parties, on the basis of equality, voluntariness and mutual agreement, hereby supplement the Original Loan Contract as follows ((mark √ in the □ to indicate applicability, mark × to indicate non-applicability, the same hereinafter)). This Supplementary Agreement is a specific business contract under the Comprehensive Credit Contract.

Article 1

The loan currency under the Original Loan Contract is Renminbi, and the total amount is (in case of discrepancy between the amount in words and figures, the amount in words shall prevail, the same applies below):

(In words) Ten Million Yuan Only.

(In figures) RMB 10,000,000.00

The amount of each individual loan shall be based on the amount actually disbursed by Bank of Beijing. The final maturity date for the loan as stipulated in the Original Loan Contract was May 27, 2025. Both Parties unanimously agree to change the final maturity date for the loan as stipulated in the Original Loan Contract to May 27, 2026. The expiration date of the drawdown period as stipulated in the Original Loan Contract was May 26, 2025. Both Parties unanimously agree to change the expiration date of the drawdown period as stipulated in the Original Loan Contract to May 26, 2026.

Interest rate applicable during the extension period:

☑ (1) Fixed interest rate, i.e., the rate applicable is that of the day preceding the drawdown date (applicable to loans where the contract has been signed but funds have not yet been disbursed):

☑ 1-year term

☒ Over 5-year term

☒ Other [X]

(☑ PBOC LPR ☒ BOB LPR) ☑ Plus [90] basis points ☒ Minus [X] basis points.

This rate shall not be adjusted according to changes in the PBOC LPR or BOB LPR.

☑ (2) Fixed interest rate, i.e., the rate applicable is that of the day preceding the change date (applicable to loans already disbursed):

☑ 1-year term

☒ Over 5-year term

☒ Other [X]

(☑ PBOC LPR ☒ BOB LPR) ☑ Plus [90] basis points ☒ Minus [X] basis points.

This rate shall not be adjusted according to changes in the PBOC LPR or BOB LPR.

☒ (3) Floating interest rate, i.e., the rate applicable is that of the day preceding the drawdown date(applicable to loans where the contract has been signed but funds have not yet been disbursed):

☒ 1-year term

☒ Over 5-year term

☒ Other [X]

(☒ PBOC LPR ☒ BOB LPR)

☒ Plus [X] basis points ☒ Minus [X] basis points

This rate shall float as stipulated in this clause.

The frequency for the contract interest rate adjustment is:

☒ First day of each month

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☒ Corresponding day each month

☒ First day of each quarter

☒ Corresponding day each quarter

☒ First day of each year

☒ Corresponding day each year

☒ Specific day each month (Specified date: Day [X] Month [X] Year [X])

☒ Specific day each quarter (Specified date: Day [X] Month [X] Year [X])

☒ Specific day every six months (Specified date: Day [X] Month [X] Year [X])

☒ Specific day each year (Specified date: Day [X] Month [X] Year [X])

☒ Immediate adjustment

☒ (4) Floating interest rate, i.e., the rate applicable is that of the day preceding the change date (applicable to loans already disbursed):

☒ 1-year term

☒ Over 5-year term

☒ Other [X]

(☒ PBOC LPR ☒ BOB LPR)

☒ Plus [X] basis points [X] Minus ☒ basis points

This rate shall float as stipulated in this clause.

The frequency for the contract interest rate adjustment is:

☒ First day of each month

☒ Corresponding day each month

☒ First day of each quarter

☒ Corresponding day each quarter

☒ First day of each year

☒ Corresponding day each year

☒ Specific day each month (Specified date: Day [X] Month [X] Year [X])

☒ Specific day each quarter (Specified date: Day [X] Month [X] Year [X])

☒ Specific day every six months (Specified date: Day [X] Month [X] Year [X])

☒ Specific day each year (Specified date: Day [X] Month [X] Year [X])

☒ Immediate adjustment

For Renminbi loans with a floating interest rate, the interest rate shall be automatically adjusted on the respective dates according to the adjustment frequency agreed in this Article, based on the People’s Bank of China Loan Prime Rate (PBOC LPR) or the Bank’s Loan Prime Rate (BOB LPR) of the day preceding the corresponding date and the plus/minus basis points as agreed in this article (1 basis point equals 0.01%), with interest calculated accordingly in segments. The Change Date is May 27, 2025, which was the final loan maturity date specified in the Original Loan Contract.

Article 2

The Borrower shall repay the outstanding principal of the loan under the Original Loan Contract according to the following agreement:

☑ Repay the entire loan principal in a lump sum at maturity.

☒ Repay the loan principal in equal monthly installments. Repayment date is the 21st day of each month.

☒ Repay the loan principal in equal quarterly installments. Repayment date is the 21st day of the last month of each quarter.

☒ Make multiple repayments with reference to the following plan: X.

Article 3

The Borrower shall pay interest according to the following agreement:

As stipulated in the Original Loan Contract.

Article 4 Enforcement Notarization

☒ Enforcement notarization shall be obtained within X days from the execution date of Supplemental Agreement.

☒ Enforcement notarization is not required for Supplemental Agreement.

Article 5

This Supplementary Agreement amends and supplements the Original Loan Contract and forms an integral part thereof. In case of any inconsistency between this Supplemental Agreement and the Original Loan Contract, this Supplemental Agreement shall prevail. Parts of the Original Loan Contract not amended by this Supplementary Agreement remain valid. The dispute resolution method, jurisdiction venue, and jurisdictional authority related to this Supplementary Agreement shall still be governed by the provisions of the Original Loan Contract.

Article 6

This Supplementary Agreement shall be executed by the Parties either in paper form or by means of electronic signatures.

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If this Supplemental Agreement Supplemental Agreement is executed in paper form, it shall become effective after being signed by the legal representative/responsible person or authorized representative of both Parties and affixed with the official seal of their respective entities (or a special contract seal approved by a document affixed with the official seal). This Supplemental Agreement is made in three original copies (additional originals shall be executed if required for notarization or handling security registration procedures, etc.), with Bank of Beijing holding two copies and the Borrower holding one copy. Each original copy shall have the same legal effect. If there is a guarantor, the Borrower shall be responsible for providing the guarantor with one copy of this Supplemental Agreement; however, the Borrower’s failure to provide such copy shall not adversely affect Bank of Beijing’s credit rights and security interests.

If this Supplementary Agreement is executed by means of electronic signatures, it shall become effective after being electronically signed by both Parties. The electronic signatures shall have the same legal effect and evidential effect as handwritten signatures or seals. The Borrower clearly acknowledges that it should use an electronic signature certifiable by a third party in accordance with the provisions of the Electronic Signature Law of the People’s Republic of China for the online execution of this Supplementary Agreement. The Borrower may log in to the online platform where this Supplementary Agreement was signed to view and download the text of this Supplementary Agreement.

Both Parties acknowledge the execution of this Supplementary Agreement by means of electronic signatures. The Borrower guarantees that the electronic signature method used in Bank of Beijing’s electronic channels is a reliable electronic signature method agreed upon by both Parties. The method used by the Borrower to log in to Bank of Beijing’s electronic channels is an identity authentication method recognized by both Parties. All operations performed after passing this identity authentication are deemed to be actions of the Borrower, and the Borrower undertakes to bear the legal consequences arising therefrom.

The Borrower hereby confirms: It has reviewed this Supplementary Agreement in its entirety. Bank of Beijing has drawn its attention to clauses concerning liability or limitation of rights and has provided sufficient explanation and clarification regarding this Supplementary Agreement. After discussion and negotiation with Bank of Beijing, the Borrower fully understands and agrees to all contents of this Supplementary Agreement; And it has a clear, accurate, and comprehensive understanding of the rights and obligations of both Parties, and has no doubts or objections whatsoever.

Signed by the Parties as follows:

(Signature section when this Supplementary Agreement is executed by means of electronic signatures)

Borrower (seal):

Legal Representative/Person in Charge or Authorised Representative (signature):

Lender (seal):

Legal Representative/Person in Charge or Authorised Representative (signature):

(Signature section when this Supplemental Agreement is executed in paper form)

Borrower (seal): YINGTAN TOPNEW MOTOR CO..LTD

Legal Representative/Person in Charge or Authorised Representative (signature):

Lender (seal): BANK OF BEIJING CO.,LTD, NANCHANG BRANCH

Legal Representative/Person in Charge or Authorised Representative (signature):

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